                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 18, 2001



                                 S1 CORPORATION
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             (Exact name of registrant as specified in its charter)



                  DELAWARE                                   000-24931                             58-2395199
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       (State or other jurisdiction                         (Commission                          (IRS Employer
              of incorporation)                             File Number)                       Identification No.)



           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
           -----------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On January 18, 2001, S1 Corporation ("S1") issued a press release describing its results of operations for the fourth quarter of 2000. That press release is filed as Exhibit 99.1 to this report. Also on January 18, 2001, S1 held an analyst conference call during which S1 discussed its fourth quarter results and presented certain other material relating to S1 and its operations. That material is filed as Exhibit 99.2 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.


         Exhibit
         No.          Description
         ---          -----------

         99.1         Press release, dated January 18, 2001.

         99.2 Materials presented during analyst conference call held January 18, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    S1 CORPORATION
                                    --------------
                                    (Registrant)


                                    /s/ Robert F. Stockwell
                                    ------------------------------
                                    Robert F. Stockwell
                                    Chief Financial Officer





Date: January 18, 2001

                                  EXHIBIT INDEX



         Exhibit
         No.          Description
         ---          -----------


         99.1         Press release, dated January 18, 2001.


         99.2 Materials presented during analyst conference call held January 18, 2001.